Exhibit 4.3

Certain information in this document, marked by [***], has been excluded because it is not material and is the type of information that the registrant treats as private or confidential.

Schedule has been omitted pursuant to the Instructions as to Exhibits in Form 20-F and will be furnished on a supplemental basis to the Securities and Exchange Commission upon request.

FROM:

MUTTLEY S.R.L.

Corso Vittorio Emanuele II, 24/28 20122, Milan

Italy

PEC: muttley_srl@legalmail.it

E-mail: societario@zenithglobal.eu

To the kind attention of: Sole Director

TO:

ZENITH GLOBAL S.P.A.

Corso Vittorio Emanuele II, 24/28 20122, Milan

Italy

PEC: zenith_global@legalmail.it

E-mail: societario@zenithglobal.eu / [***]

For the kind attention of: Legal Representative

DUOMO FUNDING PLC

c/o HMP SECRETARIAL LTD,

Riverside One

Sir John Rogerson's Quay Dublin 2 Republic of Ireland

E-mail: IMI-uk-securitisation@intesasanpaolo.com

For the kind attention of the Directors

NATUZZI S.p.A.

Via Iazzitiello, 47

70029, Santeramo in Colle (BA) Italy

PEC: natuzzi@legalmail.it

For the kind attention of: Pasquale Natuzzi

ACCOUNTING PARTNERS S.P.A.

Via Montebello, 27

20121, Milan Italy

PEC: ap_spa@legalmail.it

e-mail: agencyservices@accountingpartners.it

For the kind attention of: Legal Representative

DEUTSCHE BANK S.p.A.

Piazza del Calendario n. 3 20126 Milano

Italy

PEC: dbspa3@actaliscertymail.it E-mail: sfs.italy@listdb.com

For the kind attention of: Trust & Securities Services Milan Team

INTESA SANPAOLO S.p.A.

Largo Mattioli, 3

20121, Milan Italy

PEC: imi-securitisation@pec.intesasanpaolo.com

e-mail: securit_corporate@bancaimi.com; dco_cpf_bus_sol.13005@intesasanpaolo.com

For the kind attention of: Corporate Securitisation

ZEN FINANCE MANAGEMENT S.R.L.

Corso Vittorio Emanuele II, n. 24/28 20122 - Milano

PEC: zen_fm@legalmail.it

Email: societario@zenithglobal.eu / servizio.amminitrazione@zenithglobal.eu

For the kind attention of: Legal Representative

SPECIAL PURPOSE ENTITY MANAGEMENT S.R.L.

Corso Vittorio Emanuele II, 24/28 20122, Milan,

Italy

PEC: spe_management@legalmail.it Email: societario@zenithglobal.eu

To the kind attention of: Legal Representative

Milan, 25 July 2025

Re: Amendment Agreement - Proposal

Dear Sirs,

We hereby submit to your attention the following proposal to enter into the following Amendment Agreement

***

AMENDMENT AGREEMENT BETWEEN

(1)
MUTTLEY S.r.l., a società a responsabilità limitata incorporated under the laws of the Republic of Italy pursuant to the Securitisation Law, having its registered office at Corso Vittorio Emanuele II n. 24/28, 20122 – Milan, Italy, fiscal code and enrolment with the companies register of Milan number 09094800969, enrolled with the register of special purpose vehicles (elenco delle società veicolo) held by the Bank of Italy pursuant to Bank of Italy’s regulation dated 12 December 2023 (Disposizioni in materia di obblighi informativi e statistici delle società veicolo coinvolte in operazioni di cartolarizzazione) under number 35190.8 and having as its sole corporate object the realisation of securitisation transactions under Italian law no. 130 of 30 April 1999 (the “Securitisation Law”) (the ”Issuer”);
(2)
ZENITH GLOBAL S.p.A., a joint stock company (società per azioni) incorporated under the laws of the Republic of Italy, with registered office at Corso Vittorio Emanuele II, 24/28, 20122 Milan, Italy, VAT number and registration with the Companies Register (registro delle imprese) of Milan Monza Brianza Lodi under no. 02200990980, VAT Number of the Arrow Group no. 11407600961 , and currently enrolled under No. 32590 in the sole register (albo unico) of financial intermediaries (Intermediari Finanziari) held by the Bank of Italy pursuant to article 106 of Italian legislative decree no. 385 of 1 September 1993 (the “Consolidated Banking Act”) under no. 30 of such register, ABI code 32590, with share capital of Euro 2,000,000 fully paid-up, acting in its capacities as Servicer pursuant to the Servicing Agreement and Representative of the Noteholders pursuant to the Intercreditor Agreement (in such capacity, the “Servicer” and the “Representative of the Noteholders”);
(3)
NATUZZI S.p.A., a joint stock company (società per azioni) incorporated under the laws of the Republic of Italy, with registered office at Via Iazzitiello, 47, 70029, Santeramo in Colle (BA), Italy, VAT number and registration with the Companies Register (registro delle imprese) di Bari 03513760722, acting in its capacity of originator, sub-servicer, and as subscriber of the Class C Notes and the Class C-2 Notes pursuant to the Junior Notes Subscription Agreement (“Natuzzi” or, in such capacities, the “Sub-Servicer” or the “Class C and C-2 Notes Subscriber”);
(4)
ACCOUNTING PARTNERS S.p.A., a società per azioni incorporated under the laws of the Republic of Italy, having its registered office at Via Montebello 27, 20121, Milan, Italy, fiscal code and enrolment with the companies register of Turin number 09180200017, with an issued share capital of Euro 2,000 (“AP”), acting in its capacity as calculation agent and investors agent pursuant to the Cash Allocation, Management and Payments Agreement (in such capacity, the “Calculation Agent” and the “Investors Agent”);
(5)
DEUTSCHE BANK S.p.A., a bank incorporated and organised under the laws of the Republic of Italy, having its registered office at Piazza del Calendario 3, 20126, Milano, Italy, fiscal code, VAT number and number of enrolment with the Companies Registrar of Milan 01340740156, registered with the register (albo) held by the Bank of Italy pursuant to Article 13 of the Banking Act under No. as account bank, paying agent, cash manager and custodian pursuant to the Cash Allocation, Management and Payments Agreement (in such capacities, respectively, the “Account Bank”, the “Paying Agent”, the “Cash Manager” and the “Custodian”, and, together with the Servicer and AP, the “Agents”);
(6)
DUOMO FUNDING P.L.C., a public limited company incorporated under the laws of Ireland, the registered office of which is at Riverside One, Sir John Rogersons Quay, Dublin 2 Ireland, registered under number 394404 (“Duomo”), as subscriber of the Class A Notes and the Class B Notes pursuant to the Class A-B Notes Subscription Agreement (the “Class A and B Notes Subscriber”);
(7)
INTESA SANPAOLO S.p.A. a bank incorporated under the laws of Italy, having its registered office at Piazza San Carlo no. 156, Turin, Italy and secondary office in Milan, Largo Mattioli, 3, fiscal code and enrolment with the companies register of Turin under number 00799960158 and enrolled in the Albo delle Banche held by the Bank of Italy under number 5361, Capogruppo of the “Intesa Sanpaolo” Group, enrolled in the Albo dei Gruppi Bancari held by the Bank of Italy, as portfolio manager under the Portfolio Management Agreement (“ISP” or the “Portfolio Manager”);
(8)
ZEN FINANCE MANAGEMENT S.R.L., a company incorporated under the laws of Italy, having its registered office at Corso Vittorio Emanuele II, n. 24/28, Milan, fiscal code and enrolment with the companies register of Milan number 02508180987, as corporate servicer pursuant to the Corporate Services Agreement (the “Corporate Servicer”);

AND

(9)
SPECIAL PURPOSE ENTITY MANAGEMENT S.R.L., a company incorporated under the laws of Italy, having its registered office at Corso Vittorio Emanuele II, 24/28, 20122, Milan, fiscal code and enrolment with the companies register of Milan number 09262340962, as substitute quotaholder (“SPEM” or the “Quotaholder”).

All the parties listed above are collectively referred to hereinafter as the “Parties”.

WHEREAS

(A)
The Issuer is a company organised pursuant to the Securitisation Law, whose corporate object is the completion of one or more securitisation transactions pursuant to article 3 of the Securitisation Law.

(B)
On the Issue Date, the Issuer has implemented a securitisation transaction through the issuance of up to Euro 30,500,000 Class A-1 Asset Backed Partly Paid Floating Rate Notes due 2028 (as increased on the 17 June 2016, the “Class A-1 Notes”); up to USD 50,000,000 Class A-2 Asset Backed Partly Paid Floating Rate Notes due 2028 (as increased on the 17 June 2016, the “Class A-2 Notes”); up to CAD 50,000,000 Class A-3 Asset Backed Partly Paid Floating Rate Notes due 2028 (as increased on the 17 June 2016, the “Class A-3 Notes”); up to GBP 50,000,000 Class A-4 Asset Backed Partly Paid Floating Rate Notes due 2028 (as increased on the 17 June 2016, the “Class A-4 Notes”); USD 3,500,000 Class B Asset Backed Floating Rate Notes due 2028 (the “Class B Notes” or the “Mezzanine Notes”); and Euro 1,500,000 Class C Asset Backed Variable Return Notes due 2028 (the “Old Class C Notes”) (the “Securitisation”).
(C)
In the context of the Securitisation, the Issuer has entered, inter alia, into the following Transaction Documents (which have been subsequently amended and supplemented) with the Parties:
(i)
a servicing agreement, pursuant to which the Servicer has agreed to administer, service and collect amounts in respect of the Portfolio on behalf of the Issuer. The Servicer is the soggetto incaricato della riscossione dei crediti ceduti pursuant to the Securitisation Law and is responsible for ensuring that such transactions comply with the provisions of article 2.3(c) and article 2.6 of the Securitisation Law (the “Servicing Agreement”);
(ii)
a sub-servicing agreement, pursuant to which the Servicer has appointed Natuzzi to act as Sub-Servicer, in order to administer and manage the collections and recoveries of the Receivables purchased under the Master Receivables Purchase Agreement, subject to, and in accordance with, the provisions of the Sub-Servicing Agreement and the Credit and Collection Policies, and the Issuer has accepted the mandate granted to the Sub-Servicer, which therefore acts also as agent of the Issuer (the “Sub-Servicing Agreement”);
(iii)
an intercreditor agreement, pursuant to which provision is made as to the order of application of Issuer Available Funds and the circumstances under which the Representative of the Noteholders will be entitled to exercise certain of the Issuer's rights in respect of the Portfolio and the Transaction Documents (the “Intercreditor Agreement”).
(D)
On the 22 July 2020, all the Class A Noteholders, the Class B Noteholders and the Old Class C Noteholders – being collectively the holders of 100% (one hundred per cent) respectively of the Class A Notes, the Class B Notes and the Old Class C Notes – have passed a written resolution pursuant to article 23 of the Rules of the Organisation of the Noteholders (as defined below), approving, inter alia, the following activities by the Issuer and the relevant amendments to the Transaction Documents of the Securitisation Transaction:
(i)
the renewal of the Revolving Period for further five years;
(ii)
the reduction of the “Portfolio Maximum Amount” from Euro 47,500,000.00 to Euro 40,000,000.00;
(iii)
the redemption in full of the Class B Notes and the Class C Notes as per the Interest Payment Date;
(iv)
the issuance by the Issuer of the EUR 12,000,000 Class C Asset Backed Partly Paid Variable Return Notes due 2028 (the “Class C Notes”) and the USD 14,000,000 Class C-2 Asset Backed Partly Paid Variable Return Notes due 2028 (the “Class C-2 Notes” and, together with the Class C Notes, the “Junior Notes” and together with the Class A Notes, the “Notes”) which have been subscribed by Natuzzi (in such capacity, the “Junior Notes Subscriber” and together with the Class A Noteholder, the “Noteholders”) pursuant to a Class C Notes and Class C-2 Notes subscription agreement (the “Junior Notes Subscription Agreement”);
(v)
the execution of, inter alia, (i) a new master receivables purchase agreement, as amended and supplemented from time to time (the “Master Receivables Purchase Agreement” or the “MRPA”); (ii) a renewal letter of the Servicing Agreement; (iii) an amendment agreement to the Sub-Servicing Agreement; and (iv) an amendment agreement to the Intercreditor Agreement and Conditions.
(E)
Following the above-mentioned amendments:
(i)
the Securitisation has been qualified as a “securitisation” pursuant to article 2(1) of the Securitisation Regulation and, therefore, the Issuer intends to carry out and has proposed to the other Parties to effect certain contractual amendments aimed at aligning all the Transaction Documents to such circumstance (the “Sec. Reg. Amendments”);
(ii)
the Parties wish to (i) reduce the “Portfolio Maximum Amount” from Euro 40,000,000.00 to Euro 18,000,000.00; (ii) extend the “Final Date of the Revolving Period” from the Interest Payment Date falling in July 2025 (excluded) to the Interest Payment Date falling in December 2025 (included); and (iii) effect certain contractual amendments aimed at aligning all the Transaction Documents to such circumstance (the “Portfolio Maximum Amount Adjustment and Revolving Period Extension”, and, together with the Sec. Reg. Amendments, the “Amendments”).
(F)
On the date hereof, the Noteholders, acting pursuant to the provisions of the Conditions and the rules of the organisation of the Noteholders attached to the Conditions as first exhibit (the “Rules” or the “Rules of the Organisation of the Noteholders”) has resolved to pass the written resolution pursuant to article 23 (Written Resolution) of the Rules, which took effect as it was an Extraordinary Resolution, in order to authorise the Amendments (the “Written Resolution”).

(G)
The Parties, instructed hereby by the Issuer to enter into this amendment agreement (the “Amendment Agreement” or the “Agreement”), in accordance to the Written Resolution, hereby agree and acknowledge intend to implement and effect the Amendments to, inter alia:
(i)
the Intercreditor Agreement and the Conditions;
(ii)
the Servicing Agreement;
(iii)
the Sub-Servicing Agreement;
(iv)
the Junior Notes Subscription Agreement; and
(v)
the MRPA

(jointly, the “Affected Documents”). IT IS AGREED AND DECLARED as follows:

1.
DEFINITIONS AND INTERPRETATION
1.1.
Capitalised terms used herein and not defined herein shall have the meaning ascribed to them in the in the Conditions (as attached to the Intercreditor Agreement) as amended and supplemented from time to time (including pursuant to this Agreement) and in the event of any inconsistency among such capitalised terms, this Agreement shall prevail.
2.
AMENDMENTS TO THE AFFECTED DOCUMENTS
2.1.
Amendments to the Terms and Conditions of the Notes
(A)
With effect from the date of execution of this Agreement, the Terms and Conditions of the Notes shall be amended so that it will be in effect in the form set out in Schedule 2 (Restated Terms and Conditions of the Notes).
(B)
Any reference in any Transaction Documents to the Terms and Conditions of the Notes shall be deemed to be to the Terms and Conditions as supplemented, amended and restated by this Agreement.
2.2.
Amendments to the Intercreditor Agreement
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 23 (Securitisation Regulation) shall be added:

“23 SECURITISATION REGULATION

23.1
Securitisation Regulation’s requirements

In accordance with the Securitisation Regulation and the applicable Regulatory Technical Standards, the Parties expressly acknowledge and agree the foregoing.

23.2
Retention Statement

Natuzzi S.p.A., in its capacity as “originator” (in such capacity, the “Originator”) of the Securitisation, undertakes the following:

(A)
to retain, on an on-going basis, a material economic interest of not less than 5% (five per cent) in the Securitisation in accordance with option (d) of article 6(3) (the “Material Net Economic Interest”) of the Securitisation Regulation and the applicable Risk Retention Regulatory Technical Standards so long as the Notes are outstanding;
(B)
that the Material Net Economic Interest will be satisfied by the Originator through holding and retention of the Junior Notes. In particular – as at the Junior Issue Date – the Originator has subscribed a percentage equal to 100% of the Junior Notes;
(C)
not to change the manner in which the net economic interest is held, unless expressly permitted by article 6 of the Securitisation Regulation and the applicable Risk Retention Regulatory Technical Standards;
(D)
to procure that any change to the manner in which such retained interest is held in accordance with paragraph (B) above will be notified to the Issuer and the Calculation Agent to be disclosed in the Sec Reg Investors Report;
(E)
to disclose that it continues to fulfil the obligation to maintain the Material Net Economic Interest and give relevant information to the Noteholders and prospective investors; and
(F)
to comply with the disclosure obligations imposed on originators under Article 7(1)(e)(iii) of the

EU Securitisation Regulation and the Regulatory Technical Standards, subject always to any requirement of law, by providing the Issuer and the Calculation Agent with the relevant information about the risk retained to be disclosed in the Sec Reg Investors Report.

In addition, the Originator undertakes and warrants that:

(1)
the Material Net Economic Interest held by it shall not be split amongst different types of retainers and shall not transferred, sold hedged or otherwise subject to any credit risk mitigation, short position or any other credit risk hedge or other activity prohibited under Article 6 of the Securitisation Regulation and the applicable Risk Retention Regulatory Technical Standards;
(2)
it will not sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from the material net economic interest held by it, except to the extent permitted under the Securitisation Regulation and the applicable Regulatory Technical Standards, and it will not enter into any transaction synthetically effecting any of these actions; and
(3)
during the life of the Securitisation, it will provide the Issuer, the Servicer and the Calculation Agent with all information within its possession or control or reasonably capable of being obtained by it which is required for the purposes of complying with the Securitisation Regulation and the applicable Regulatory Technical Standards.
23.3
Transparency Requirements

The Parties hereby agree that the Issuer will act as reporting entity pursuant to the provisions of the Securitisation Regulation and the relevant Reporting Regulatory Technical Standards (the “Reporting Entity”) and the Issuer shall be therefore responsible for the compliance with article 7 of the Securitisation Regulation.

Pursuant to article 7(1) of the Securitisation Regulation, the Reporting Entity shall make available to holders of a securitisation position in the Securitisation, including the Noteholders, to the competent authorities referred to in article 29 of the Securitisation Regulation and, upon request, to potential investors, inter alia, the following information:

(A)
information on the Receivables on a quarterly basis;
(B)
all underlying documentation that is essential for the understanding of the Securitisation; and
(C)
a quarterly investor report containing the following:
(a)
all materially relevant data on the credit quality and performance of the Receivables;
(b)
information on events which trigger changes in the Order of Priority or the replacement of any counterparties, and data on the cash flows generated by the Receivables and by the liabilities of the Securitisation;
(c)
information about the risk retained, including information on which of the modalities provided for in article 6(3) of the Securitisation has been applied, in accordance with article 6 of the Securitisation Regulation;

For the effect, the Reporting Entity represents and warranties as follows:

(A)
information to be made available before pricing: with respect to the information to make available before pricing in accordance with the points (b) and (c) of the first subparagraph of article 7(1) of the Securitisation Regulation, before pricing, the final Information Memorandum and the Transaction Documents (in final or initial form as agreed between the relevant parties to the Transaction Documents) have been made available to, inter alios, the potential noteholders and competent supervisory authorities pursuant to article 29 of the Securitisation Regulation by e-mail (or if required by the Representative of the Noteholders, upon request of any of the Noteholders) by means of publication on a password-protected web-site (https://editor.eurodw.eu) (the “Transparency Web-Site”);
(B)
information to be provided post-closing: with respect to the information to be provided post-closing in accordance with the points (a), (e), (f) (to the extent applicable) and (g) of the first subparagraph of article 7(1) of the Securitisation Regulation, it will make available via e-mail (or, only if requested by the Representative of the Noteholders on the Transparency Web-Site) to (i) the investors in the Notes and (ii) competent authorities referred to under article 29 of the Securitisation Regulation and relevant national implementing measures: (a) the Loan by Loan Report in accordance with the provisions set out in Clause 23.4 (The Loan by Loan Report); (b) the Sec Reg Investors Report in accordance with the provisions set out in Clause 23.5 (The Sec Reg Investors Report), and (c) the Significant Event Information in accordance with the provisions set out in Clause 23.6 (Significant Event Information).

In no event the Calculation Agent and the Servicer shall be liable for any failure or delay in preparing or delivering the Loan by Loan Report and the Sec Reg Investors Report (as the case may be), if such failure is caused by the non-delivery or late delivery by the Reporting Entity or by any other Party of any information to be provided to the Calculation Agent or to the Servicer pursuant to this Agreement or any reports or other necessary notices and information.

Furthermore, the Calculation Agent and the Servicer shall have no obligation, responsibility or liability whatsoever for the preparation of the Loan by Loan Report and the Sec Reg Investors Report, such reports being exclusively prepared on behalf of the Issuer as Reporting Entity under the Securitisation Regulation.

23.4
The Loan by Loan Report

The Servicer, on the basis of the information and data provided by the Sub-Servicer, hereby undertakes to prepare a loan by loan report setting out information relating to each Receivable in respect of the three immediately preceding Collection Periods, in compliance with item (a) of the first sub-paragraph of article 7(1) of the Securitisation Regulation, as specified in article 2, paragraph 1 of European Commission Delegated Regulation 1224/2020 of 16 October 2019, each as amended from time to time (the “Loan by Loan Report”) and deliver it to the Reporting Entity in a timely manner and in any case on a quarterly basis in order for the Reporting Entity to make available the above mentioned Loan By Loan Report (simultaneously with the Sec Reg Investors Report (as defined below)) by e-mail (or, only if required by the Representative of the Noteholders, upon request of any of the Noteholders, by means of publication on the Transparency Web-Site) to the Noteholders by no later that each ESMA Report Date, in each case in accordance with the requirements provided by the Securitisation Regulation and the applicable implementing regulation.

Natuzzi, in its capacity as Sub-Servicer, undertakes to promptly provide (and in any case within 15 calendar days prior to each ESMA Report Date) the Servicer with all the information in its possession needed to the Servicer to comply with its obligations under this Clause 23.4 which was not already provided to it through the Sub-Servicer Report, or any other report provided by the Sub-Servicer.

23.5
The Sec Reg Investors Report

The Calculation Agent, also the basis of the information and data provided by the Sub-Servicer and/or the Servicer, shall prepare an investor report setting out the information in compliance with item (e) of the first sub-paragraph of article 7(1) of the Securitisation Regulation and the applicable Reporting Regulatory Technical Standards (the “Sec Reg Investors Report”) in the form set out article 2, paragraph 1 of European Commission Delegated Regulation 1225/2020 of 29 October 2019 in a timely manner in order for the Reporting Entity to make available the Sec Reg Investors Report (simultaneously with the Loan By Loan Report) by e-mail (or, only if required by the Representative of the Noteholders, upon request of any of the Noteholders by not later that each ESMA Report Date, by means of publication on the Transparency Web-Site) to the Noteholders, in each case in accordance with the requirements provided by the Securitisation Regulation.

Natuzzi undertakes to promptly provide the Calculation Agent with all the information (including with confirmation that it continue to fulfil its obligation to maintain the Material Net Economic Interest in the Transaction) in its possession needed by the Calculation Agent to comply with its obligations under this Clause 23.5.

The Calculation Agent shall not exercise any discretion with regards to its obligations.

23.6
Significant Event Information

Each Party hereby undertakes to the other Parties that it will, without delay and as soon as it becomes aware thereof, and in any case no later than each ESMA Report Date, provide to the Reporting Entity the information referred to under article 7(1) points (f) (to the extent applicable) and (g) of the Securitisation Regulation (the “Significant Event Information”) and the Reporting Entity undertakes, without delay as soon as the Reporting Entity is aware of the occurrence of any such event and in any case no later than each ESMA Report Date, to make available the Significant Event Information to the Noteholders, the competent authorities referred to in article 29 of the Securitisation Regulation and, upon request, any potential investor, by means of publication, on behalf of the Reporting Entity, on the Transparency Web-Site.

23.7
Acknowledgments

The Issuer, the Servicer and the Calculation Agent hereby acknowledge and agree that the Servicer and the Calculation Agent (each to the extent of its respective functions under the relevant Transaction Documents) will cooperate and assist the Issuer (in its capacity of Reporting Entity) to fulfil the Issuer’s undertakings provided under this Agreement in relation to the disclosure of the information indicated under article 7 of the Securitisation Regulation and any related and/or implementing regulation and technical standards applicable from time to time.

23.8
Cooperation undertakings in relation to Securitisation Regulation requirements
(A)
In order to ensure that the disclosure requirements set out under article 7 of the Securitisation Regulation are fulfilled by the Issuer (in its capacity as Reporting Entity), each Party (other than the Issuer) hereby reasonably endeavours (taking into consideration the respective role performed under the Securitisation) to provide the Reporting Entity with any further information in its possession, which from time to time is required under the disclosure requirements set out under article 7 of the Securitisation Regulation.

(B)
Each of the Parties (in relation to the respective role performed under the Securitisation) hereby undertakes to provide all reasonable cooperation to the Issuer in order to ensure that the Securitisation complies with the Securitisation Regulation, including the negotiation in good faith and the execution of any amendment to the Transaction Documents or additional agreement, deed or document as may reasonably deemed necessary to comply with the disclosure requirements set out under article 7 of the Securitisation Regulation.
(C)
The obligations of the Parties under this Clause are several but not joint.
23.9
Representation of the Originator with respect to article 6(2) of the Securitisation Regulation

The Originator has not selected the Receivables comprised in the Aggregate Portfolio with the aim of rendering losses on the Receivables transferred to the Issuer higher than the losses on comparable receivables held on the balance sheet of the Originator, pursuant to Article 6(2) of the Securitisation Regulation and the applicable Regulatory Technical Standards.

23.10
CONSOB notification and undertakings of the Issuer

The Issuer shall promptly (senza indugio) notify the Securitisation to the CONSOB pursuant to CONSOB Resolution n. 22833 of 9 October 2023, as amended from time to time. The Issuer undertakes to provide evidence of such notification to the Representative of Noteholders, the Noteholders, the Servicer and the Calculation Agent upon the Noteholders’ request.”

(B)
Any reference in any Transaction Documents to the Intercreditor Agreement shall be deemed to be to the Intercreditor Agreement as supplemented, amended and restated by this Agreement.
2.3.
Amendments to the Servicing Agreement
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 3.5 (Adempimenti derivanti dal Regolamento Cartolarizzazioni) shall be added:

“3.5 Obligations arising from the Securitisation Regulation

3.5.1
In order to enable the Issuer, as the reporting entity, to fulfil its obligations under Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 (as amended on occasion) and the applicable regulatory and implementing technical standards (together, the “Securitisation Regulation”), the Servicer undertakes to:
(i)
provide the Issuer, on a quarterly basis, including on the basis of information provided by the Sub-Servicer and the Issuer’s other agents in accordance with the Transaction Documents, a report prepared using the templates set out in Article 1 of Commission Implementing Regulation (EU) 2020/1225 of 29 October 2019, containing the information required under Article 7(1)(a) of the Securitisation Regulation, as specified in Article 2(1) of Commission Delegated Regulation (EU) 2020/1224 of 16 October 2019 (as amended on occasion) so that the Issuer, in its capacity as reporting entity, may provide the so-called “loan by loan report” to the Noteholders, the competent authorities referred to in Article 29 of the Securitisation Regulation and, upon request, any potential noteholder, by publishing the report on behalf of the Issuer on the password-protected website (https://editor.eurodw.eu) (the “Transparency Website”), in such a way as to ensure compliance with all applicable legal and regulatory requirements; and
(ii)
make available to the Issuer, as soon as it becomes aware of it, any information referred to in Article 7.1(g) of the Securitisation Regulation (“Significant Event Information”) so that the Issuer, in its capacity as reporting entity, may make that information available to the Noteholders, the competent authorities referred to in Article 29 of the Securitisation Regulation and, upon request, any potential noteholder, by publishing the information, on behalf of the Issuer, on the Transparency Website, in such a way as to ensure compliance with all applicable legal and regulatory requirements.”
(B)
Any reference in any Transaction Documents to the Servicing Agreement shall be deemed to be to the Servicing Agreement as supplemented, amended and restated by this Agreement
2.4.
Amendments to the Sub-Servicing Agreement
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 2.4.1 shall be amended as follows:

2.4.1
“Without prejudice to the Eligibility Criteria set forth in Schedule 2, the Assignor shall select the Eligible Receivables to be offered for sale to the Assignee in accordance with this Agreement in such a way as to ensure that, on each Cut-Off Date or on each Collection Transfer Date (with regard to the assignment governed by Article 2.2.4 above), the portfolio comprising such Eligible Receivables satisfies all of the following criteria (the “Portfolio Criteria”):
(i)
The Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date or on such Collection Transfer Date and of the Eligible Receivables offered for assignment on the same Offer Date and, where applicable, on a Collection Transfer Date does not exceed the Portfolio Maximum Amount, in each case as calculated on the Cut-Off Date preceding the relevant Offer Date (with regard to the assignment governed by Article 2.2.1 above) or on the relevant Collection Transfer Date (with regard to the optional assignment governed by Article 2.2.4 above). It is understood that if the Portfolio Maximum Amount is exceeded and the Assignee (including through the Portfolio Manager) has not notified the Assignor of its intention to purchase Eligible Receivables over and above the Portfolio Maximum Amount, the Assignee (including through the Portfolio Manager) may choose, in relation to the relevant Offer Date or Collection Transfer Date, the Eligible Receivables to be excluded – and in relation to which the relevant Eligible Receivables shall not be assigned on the immediately following Offer Date or Collection Transfer Date – in accordance with the procedures set forth in Article 2.4.2 below, in order to adhere to the Portfolio Maximum Amount.
(ii)
With regard to certain Assigned Debtors indicated by the Assignee, the Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date or on such Collection Transfer Date, held vis-à-vis each Assigned Debtor (including Eligible Receivables to be offered for assignment on the Offer Date following the relevant Cut-Off Date or, with regard to the assignment governed by Article 2.2.4 above, on the relevant Collection Transfer Date) shall not exceed (a) the Agreed Ceiling set by the Assignee indicated in the Debtors List (as amended on occasion), as calculated on the Cut-Off Date preceding the relevant Offer Date (with regard to the obligatory assignment governed by Article 2.2.1 above) and (b) the relevant Individual Uninsured Eligible Receivable Ceiling. It is understood that if the Agreed Ceiling of an Eligible Debtor and/or its Individual Uninsured Eligible Receivable Ceiling is exceeded and the Assignee has not notified the Assignor of its intention to purchase Eligible Receivables related to that debtor above the agreed limits, the Receivables held vis-à-vis that Eligible Debtor exceeding those limits shall not be assigned on the immediately following Offer Date or Collection Transfer Date. It is understood that the Assignee may update the Agreed Ceiling and/or Individual Uninsured Eligible Receivable Ceiling for each Assigned Debtor on a monthly basis, promptly notifying the Assignor of any such modification.
(iii)
With regard to each Assigned Debtor, the Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date preceding the relevant Offer Date or on such Collection Transfer Date (with regard to the optional assignment governed by Article 2.2.4 above), held vis-à-vis such Assigned Debtor (including Eligible Receivables to be offered for assignment on the Offer Date following the relevant Cut-Off Date or, with regard to the assignment governed by Article 2.2.4 above, on the relevant Collection Transfer Date), exceeds, as the case may be, EUR 10,000.00, USD 10,000.00, CAD 10,000.00, GBP 10,000.00, AUD 10,000.00 or CNY 100,000.00. If the Outstanding Amount, calculated as above, is, as the case may be, lower than the amounts specified above, those Eligible Receivables shall not be offered for assignment.
(iv)
On each Cut-off Date, the sum of the Outstanding Amount of the (i) Uninsured Eligible Receivables (excluding those vis-à-vis Natuzzi Trading (Shanghai) Co.) as of such Cut-Off Date or as of such Collection Transfer Date and the Uninsured Eligible Receivables offered for assignment on the subsequent Offer Date and, where applicable, on a Collection Transfer Date; and (ii) the Assigned Receivables vis-à-vis Natuzzi Trading (Shanghai) Co. existing on such Cut-Off Date or such Collection Transfer Date, including Eligible Receivables vis-a-vis Natuzzi Trading (Shanghai) Co. offered for assignment on the subsequent Offer Date and, where applicable, on a Collection Transfer Date, does not exceed EUR 5,000,000.00 (five million euros and zero cents).

.

(v)
The Outstanding Amount of the Assigned Receivables (excluding the Outstanding Amount of the Uninsured Assigned Receivables from this calculation) of the top 5 Debtors shall not exceed 25% of the Portfolio Maximum Amount.”
(B)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 4.3 shall be added:

4.3 “The Sub-Servicer undertakes to provide the Issuer and the Servicer with all information necessary to enable the Servicer to prepare, on behalf of the Issuer (the latter acting as the reporting entity pursuant to Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 (as amended on occasion) and the applicable regulatory and implementing technical standards (together, the “Securitisation Regulation”)), in accordance with the Servicing Agreement, the reports necessary to allow the Issuer to fulfil its disclosure obligations under Article 7 of the Securitisation Regulation.”

(C)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following definitions referred to schedule 6 (Allegato 6) shall be amended as follows:

““Portfolio Maximum Amount” means, on each Calculation Date, an amount which represents the maximum amount of the Assigned Receivables and of those which may be assigned to the Assignee on the subsequent Purchase Date by the Assignor, equivalent to the sum of EUR 18,000,000.00 (eighteen million euros and zero cents), provided always that the Assignee (including through the Portfolio Manager) and the Assignor may in any event agree to increase or reduce, as the case may be, such amount in accordance with the provisions of the New Framework Assignment Agreement.

“Maturity Date” means the date on which the Revolving Period is due to end, and that date shall be the earlier of the following dates:

(a)
the Payment Date falling in December 2025 (inclusive); or
(b)
the Payment Date immediately following the date of delivery of a Notice of Termination/Withdrawal;
(c)
the Report Date following the Renewal Date on which one of the Parties has sent a notice of withdrawal pursuant to Article 20.2.

“Individual Uninsured Eligible Receivable Ceiling” means, in relation to each Eligible Debtor (other than Natuzzi Trading (Shanghai) Co., to which that ceiling shall not be applied), the maximum amount of Uninsured Eligible Receivables that the Assignee may purchase from the Assignor and that may not exceed EUR 250,000.00 (two hundred and fifty thousand euros and zero cents) or the equivalent amount in another Eligible Currency.

“Total Uninsured Eligible Receivables Ceiling” means the maximum amount of the Uninsured Eligible Receivables (other than those held vis-à-vis Natuzzi Trading (Shanghai) Co.) that the Assignee may purchase from the Assignor and that may not exceed EUR 1,000,000.00 (one million euros and zero cents) or an equivalent amount in another Eligible Currency.”

(D)
Any reference in any Transaction Documents to the Sub-Servicing Agreement shall be deemed to be to the Sub-Servicing Agreement as supplemented, amended and restated by this Agreement.
2.5.
Amendments to the Junior Notes Subscription Agreement
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that:
(i)
the following article 19 (Retention statement and Material Net Economic Interest) shall be added:

19 “RETENTION STATEMENT AND MATERIAL NET ECONOMIC INTEREST

Natuzzi, in its capacity as originator of the Securitisation, undertakes the following:

(A)
it will hold and retain on an on-going basis, material net economic interest of not less than 5 (five) per cent. in the Securitisation (the “Material Net Economic Interest”) in accordance with option a) of article 6(3) of the Securitisation Regulation;
(B)
that the Material Net Economic Interest will be satisfied by Natuzzi through the subscription, holding and retention of 100% of the Junior Notes. In particular – as at the Junior Issue Date – Natuzzi has subscribed a percentage equal to 100% of the Junior Notes;
(C)
it will not change the manner in which the net economic interest is held, unless expressly permitted by article 6 of the Securitisation Regulation and the applicable Regulatory Technical Standards;
(D)
it will procure that any change to the manner in which such retained interest is held in accordance with paragraph (B) above will be notified to the Calculation Agent to be disclosed in the Sec Reg Investors Report; and

(E)
it will comply with the disclosure obligations imposed on originators under Article 7(1)(e)(iii) of the EU Securitisation Regulation and the Regulatory Technical Standards, subject always to any requirement of law, by providing the Issuer and the Calculation Agent with the relevant information about the risk retained to be disclosed in the Sec Reg Investors Report.

In addition, Natuzzi undertakes and warrants that:

(A)
the Material Net Economic Interest held by it shall not be split amongst different types of retainers and shall not be transferred, sold, hedger or otherwise subject to any credit risk mitigation, short position or any other credit risk hedge or other activity prohibited under Article 6 of the Securitisation Regulation and the applicable;
(B)
in order to enable the Noteholders to conduct their own assessments, so long as the Notes are outstanding, Natuzzi will provide the Issuer and the Calculation Agent with information regarding the fact that it continues to retain a Material Net Economic Interest so that such information is included in each Sec Reg Investors Report;
(C)
it will not sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from the material net economic interest held by it, except to the extent permitted under the Securitisation Regulation and the applicable Regulatory Technical Standards, and it will not enter into any transaction synthetically effecting any of these actions; and
(D)
during the life of the Securitisation, it will provide the Issuer, the Servicer and the Calculation Agent with all information within its possession or control or reasonably capable of being obtained by it which is required for the purposes of complying with the Securitisation Regulation and the applicable Regulatory Technical Standards.”
(ii)
the following article 20 (Securitisation Regulation’s requirements) shall be added: “20.1 Transparency Requirements

The Junior Notes Subscriber hereby acknowledges and agrees that the Issuer will act as reporting entity pursuant to the provisions of the Securitisation Regulation and the relevant Regulatory Technical Standards (the “Reporting Entity”) and the Issuer shall be therefore responsible for the compliance with article 7 of the Securitisation Regulation. For the effect, the Reporting Entity represents and warranties as follows:

(i)
Information to be made available before pricing: in accordance with items (b) and

(c) of the first sub-paragraph of article 7(1) of the Securitisation Regulation, the final Information Memorandum and the Transaction Documents (in draft or final form as agreed between the relevant parties to the Transaction Documents) have been made available by the Reporting Entity to inter alios the potential Noteholders and competent supervisory authorities (if any) pursuant to article 29 of the Securitisation Regulation by e-mail or – only if required by the Representative of the Noteholders upon request of any of the Noteholders – by means of publication on a password-protected web-site (https://editor.eurodw.eu) (the “Transparency Web-Site”);

(ii)
Information to be provided post-closing: in accordance with the points (a), (e), (f) (to the extent applicable) and (g) of the first sub-paragraph of article 7(1) of the Securitisation Regulation, the Reporting Entity will make available by e-mail or – only if required by the Representative of the Noteholders upon request of any of the Noteholders – by means of publication on the Transparency Web-Site to the investors in the Notes and to the competent authorities referred to in article 29 of the Securitisation Regulation: (a) the Loan by Loan Report in accordance with the provisions set out in paragraph (i) below; (b) the Sec Reg Investors Report in accordance with the provisions set out in paragraph (ii); and (c) the Significant Event Information in accordance with the provisions set out in paragraph (iii) below.

The Reporting Entity will provide the Junior Notes Subscriber with the following reports:

(i)
the Loan by Loan Report: the Reporting Entity has instructed the Servicer in the Intercreditor Agreement and in the Servicing Agreement to prepare a loan by loan report setting out information relating to each Receivable in respect of the three immediately preceding Collection Periods, in compliance with item (a) of the first sub-paragraph of article 7(1) of the Securitisation Regulation and the applicable Regulatory Technical Standards (the “Loan by Loan Report”). The Reporting Entity will make available the above mentioned Loan By Loan Report (simultaneously with the Sec Reg Investors Report (as defined below)) by e-mail (or, only if required by the Representative of the Noteholders, by means of publication on the Transparency Web-

Site) to the Noteholders on a quarterly basis, by no later than each ESMA Report Date, in each case in accordance with the requirements provided by the Securitisation Regulation and the applicable Regulatory Technical Standards.

(ii)
the Sec Reg Investors Report: the Reporting Entity has instructed the Calculation Agent, pursuant to the Intercreditor Agreement to prepare an investor report setting out the information in compliance with item (e) of the first sub-paragraph of article 7(1) of the Securitisation Regulation and the applicable Regulatory Technical Standards (the “Sec Reg Investors Report”) and deliver it to the Reporting Entity in a timely manner and in any case on a quarterly basis in order for the Reporting Entity to make available the Sec Reg Investors Report (simultaneously with the Loan By Loan Report) by e-mail (or, only if required by the Representative of the Noteholders upon request of any of the Noteholders, by means of publication on the Transparency Web-Site) to the Noteholders by no later than each ESMA Report Date,, in each case in accordance with the requirements provided by the Securitisation Regulation and the applicable Reporting Regulatory Technical Standards.

20.3
Form of transparency reports

The Reporting Entity undertakes to provide the information and reports set out in this Clause 20 (Securitisation Regulation Requirements) in the form required by the Securitisation Regulation and the applicable Reporting Regulatory Technical Standards.

20.4
Additional Information and cooperation

The Reporting Entity undertakes to provide such further information (to the extent available to it) as reasonably requested by the Noteholders for the purposes of compliance of such Noteholder with the requirements under article 5 of the Securitisation Regulation and the implementation into the relevant national law, subject to applicable law and availability.

20.5
Representation of the Originator with respect to article 6(2) of the Securitisation Regulation

Natuzzi, in its capacity as originator of the Securitisation, has not selected the Receivables comprised in the Aggregate Portfolio with the aim of rendering losses on the Receivables transferred to the Issuer higher than the losses on comparable receivables held on the balance sheet of the Originator, pursuant to Article 6(2) of the Securitisation Regulation and the applicable Regulatory Technical Standards.

20.6
CONSOB notification and undertakings of the Issuer

The Issuer shall promptly (senza indugio) notify the Securitisation to the CONSOB pursuant to CONSOB Resolution n. 22833 of 9 October 2023, as amended from time to time. The Issuer undertakes to provide evidence of such notification to the Representative of Noteholders, the Noteholders, the Servicer and the Calculation Agent upon the Noteholders’ request.”

(B)
Any reference in any Transaction Documents to the Junior Notes Subscription Agreement shall be deemed to be to the Junior Notes Subscription Agreement as supplemented, amended and restated by this Agreement.
2.6.
Amendments to the MRPA
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 2.4.1 shall be amended as follows:
2.4.1
“Without prejudice to the Eligibility Criteria set forth in Schedule 2, the Assignor shall select the Eligible Receivables to be offered for sale to the Assignee in accordance with this Agreement in such a way as to ensure that, on each Cut-Off Date or on each Collection Transfer Date (with regard to the assignment governed by Article 2.2.4 above), the portfolio comprising such Eligible Receivables satisfies all of the following criteria (the “Portfolio Criteria”):
(i)
The Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date or on such Collection Transfer Date and of the Eligible Receivables offered for assignment on the same Offer Date and, where applicable, on a Collection Transfer Date does not exceed the Portfolio Maximum Amount, in each case as calculated on the Cut-Off Date preceding the relevant Offer Date (with regard to the assignment governed by Article 2.2.1 above) or on the relevant Collection Transfer Date (with regard to the optional assignment governed by Article 2.2.4 above). It is understood that if the Portfolio Maximum Amount is exceeded and the Assignee (including through the Portfolio Manager) has not notified the Assignor of its intention to purchase Eligible Receivables over and above the Portfolio Maximum Amount, the Assignee (including through the Portfolio Manager) may choose, in relation to the relevant Offer Date or Collection Transfer Date, the Eligible Receivables to be excluded – and in relation to which the relevant Eligible Receivables shall not be assigned on the immediately following Offer Date or Collection Transfer Date – in accordance with the procedures set forth in Article 2.4.2 below, in order to adhere to the Portfolio Maximum Amount.
(ii)
With regard to certain Assigned Debtors indicated by the Assignee, the Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date or on such Collection Transfer Date, held vis-à-vis each Assigned Debtor (including Eligible Receivables to be offered for assignment on the Offer Date following the relevant Cut-Off Date or, with regard to the assignment governed by Article 2.2.4 above, on the relevant Collection Transfer Date) shall not exceed (a) the Agreed Ceiling set by the Assignee indicated in the Debtors List (as amended on occasion), as calculated on the Cut-Off Date preceding the relevant Offer Date (with regard to the obligatory assignment governed by Article 2.2.1 above) and (b) the relevant Individual Uninsured Eligible Receivable Ceiling. It is understood that if the Agreed Ceiling of an Eligible Debtor and/or its Individual Uninsured Eligible Receivable Ceiling is exceeded and the Assignee has not notified the Assignor of its intention to purchase Eligible Receivables related to that debtor above the agreed limits, the Receivables held vis-à-vis that Eligible Debtor exceeding those limits shall not be assigned on the immediately following Offer Date or Collection Transfer Date. It is understood that the Assignee may update the Agreed Ceiling and/or Individual Uninsured Eligible Receivable Ceiling for each Assigned Debtor on a monthly basis, promptly notifying the Assignor of any such modification.
(iii)
With regard to each Assigned Debtor, the Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date preceding the relevant Offer Date or on such Collection Transfer Date (with regard to the optional assignment governed by Article 2.2.4 above), held vis-à-vis such Assigned Debtor (including Eligible Receivables to be offered for assignment on the Offer Date following the relevant Cut-Off Date or, with regard to the assignment governed by Article 2.2.4 above, on the relevant Collection Transfer Date), exceeds, as the case may be, EUR 10,000.00, USD 10,000.00, CAD 10,000.00, GBP 10,000.00, AUD 10,000.00 or CNY 100,000.00. If the Outstanding Amount, calculated as above, is, as the case may be, lower than the amounts specified above, those Eligible Receivables shall not be offered for assignment.
(iv)
On each Cut-off Date, the sum of the Outstanding Amount of the (i) Uninsured Eligible Receivables (excluding those vis-à-vis Natuzzi Trading (Shanghai) Co.) as of such Cut-Off Date or as of such Collection Transfer Date and the Uninsured Eligible Receivables offered for assignment on the subsequent Offer Date and, where applicable, on a Collection Transfer Date; and (ii) the Assigned Receivables vis-à-vis Natuzzi Trading (Shanghai) Co. existing on such Cut-Off Date or such Collection Transfer Date, including Eligible Receivables vis-a-vis Natuzzi Trading (Shanghai) Co. offered for assignment on the subsequent Offer Date and, where applicable, on a Collection Transfer Date, does not exceed EUR 5,000,000.00 (five million euros and zero cents).
(v)
The Outstanding Amount of the Assigned Receivables (excluding the Outstanding Amount of the Uninsured Assigned Receivables from this calculation) of the top 5 Debtors shall not exceed 25% of the Portfolio Maximum Amount.”
(B)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following definitions referred to schedule 1 (Allegato 1 - Definizioni e interpretazione) shall be amended as follows:

““Portfolio Maximum Amount” means, on each Calculation Date, an amount which represents the maximum amount of the Assigned Receivables and of those which may be assigned to the Assignee on the subsequent Purchase Date by the Assignor, equivalent to the sum of EUR 18,000,000.00 (eighteen million euros and zero cents), provided always that the Assignee (including through the Portfolio Manager) and the Assignor may in any event agree to increase or reduce, as the case may be, such amount in accordance with the provisions of the New Framework Assignment Agreement.

“Maturity Date” means the date on which the Revolving Period is due to end, and that date shall be the earlier of the following dates:

(a)
the Payment Date falling in December 2025 (inclusive); or
(b)
the Payment Date immediately following the date of delivery of a Notice of Termination/Withdrawal;
(c)
the Report Date following the Renewal Date on which one of the Parties has sent a notice of withdrawal pursuant to Article 20.2.

“Individual Uninsured Eligible Receivable Ceiling” means, in relation to each Eligible Debtor (other than Natuzzi Trading (Shanghai) Co., to which that ceiling shall not be applied), the maximum amount of Uninsured Eligible Receivables that the Assignee may purchase from the Assignor and that may not exceed EUR 250,000.00 (two hundred and fifty thousand euros and zero cents) or the equivalent amount in another Eligible Currency.

“Total Uninsured Eligible Receivables Ceiling” means the maximum amount of the Uninsured Eligible Receivables (other than those held vis-à-vis Natuzzi Trading (Shanghai) Co.) that the Assignee may purchase from the Assignor and that may not exceed EUR 1,000,000.00 (one million euros and zero cents) or an equivalent amount in another Eligible Currency.”

(C)
Any reference in any Transaction Documents to the MRPA shall be deemed to be to the MRPA as supplemented, amended and restated by this Agreement.
5.
MISCELLANEA
5.1.
This Agreement is supplemental to and shall be read as one with the Affected Documents, and all the provisions of the relevant transaction documents not amended by this Agreement shall continue in full force and effect and be binding on the Parties thereto.
5.2.
Each of the Affected Documents, amended by this Agreement, and the applicable parts of this Agreement shall be read and construed as a single document, and without limitation to the foregoing, all references in this Agreement and/or in any Transaction Documents to the relevant Affected Documents shall be read and construed as references to the Affected Documents as amended by this Agreement.
5.3.
The Parties agree that any modification to the Affected Documents referred to in this Agreement shall not constitute a novation of the Affected Documents or of any obligations arising therefrom.
5.4.
If any inconsistency arises between the provisions of this Agreement and the provisions of the Affected Documents, the provisions of this Agreement shall at all times prevail.
5.5.
Each of the Parties executes this Agreement in order to (i) agree the amendments to the Affected Documents amended by means of this Agreement to which it is a party and (ii) acknowledge the amendments to the Affected Documents amended by means of this Agreement.
6.
COMMUNICATIONS

Unless otherwise stated herein, each notice, request, demand or other communication to be made under this Agreement shall be made in writing by letter to the parties as set out in and in accordance with the Intercreditor Agreement.

7.
GOVERNING LAW AND JURISDICTION
7.1.
Governing law

This Agreement and any non-contractual obligations arising out of or in connection with this Agreement are governed by and shall be construed in accordance with Italian law.

7.2.
Jurisdiction

In the event of any disputes arising out of or in connection with this Agreement (including all non-contractual obligations arising out or in connection with this Agreement), the Parties agree to submit to the exclusive jurisdiction of the Courts of Milan, Italy.

* * * * *

If you agree that the terms set out above correctly reflect our agreement, please transcribe the text of this proposal on your letter and send such letter duly signed in acceptance.

Yours faithfully,

Digitally signed

Date: 25/07/2025

MUTTLEY S.R.L.

FROM:

MUTTLEY S.R.L.

Corso Vittorio Emanuele II, 24/28 20122, Milan

Italy

PEC: muttley_srl@legalmail.it

E-mail: societario@zenithglobal.eu

To the kind attention of: Sole Director

TO:

ZENITH GLOBAL S.P.A.

Corso Vittorio Emanuele II, 24/28 20122, Milan

Italy

PEC: zenith_global@legalmail.it

E-mail: societario@zenithglobal.eu

For the kind attention of: Legal Representative

DUOMO FUNDING PLC

c/o HMP SECRETARIAL LTD,

Riverside One

Sir John Rogerson's Quay Dublin 2 Republic of Ireland

E-mail: IMI-uk-securitisation@intesasanpaolo.com

For the kind attention of the Directors

NATUZZI S.p.A.

Via Iazzitiello, 47

70029, Santeramo in Colle (BA) Italy

PEC: natuzzi@legalmail.it

For the kind attention of: Pasquale Natuzzi

ACCOUNTING PARTNERS S.P.A.

Via Montebello, 27

20121, Milan Italy

PEC: ap_spa@legalmail.it

e-mail: agencyservices@accountingpartners.it

For the kind attention of: Legal Representative

DEUTSCHE BANK S.p.A.

Piazza del Calendario n. 3 20126 Milano

Italy

PEC: dbspa3@actaliscertymail.it E-mail: sfs.italy@listdb.com

For the kind attention of: Trust & Securities Services Milan Team

INTESA SANPAOLO S.p.A.

Largo Mattioli, 3

20121, Milan Italy

PEC: imi-securitisation@pec.intesasanpaolo.com

e-mail: securit_corporate@bancaimi.com; dco_cpf_bus_sol.13005@intesasanpaolo.com

For the kind attention of: Corporate Securitisation

ZEN FINANCE MANAGEMENT S.R.L.

Corso Vittorio Emanuele II, n. 24/28 20122 - Milano

PEC: zen_fm@legalmail.it

Email: societario@zenithglobal.eu

For the kind attention of: Legal Representative

SPECIAL PURPOSE ENTITY MANAGEMENT S.R.L.

Corso Vittorio Emanuele II, 24/28

20122, Milan, Italy

PEC: spe_management@legalmail.it Email: societario@zenithglobal.eu

To the kind attention of: Legal Representative

Milan, 14 January 2026

Re: Amendment Agreement - Proposal

Dear Sirs,

We hereby submit to your attention the following proposal to enter into the following Amendment Agreement

***

1

AMENDMENT AGREEMENT BETWEEN

(1)
MUTTLEY S.r.l., a società a responsabilità limitata incorporated under the laws of the Republic of Italy pursuant to the Securitisation Law, having its registered office at Corso Vittorio Emanuele II n. 24/28, 20122 – Milan, Italy, fiscal code and enrolment with the companies register of Milan number 09094800969, enrolled with the register of special purpose vehicles (elenco delle società veicolo) held by the Bank of Italy pursuant to Bank of Italy’s regulation dated 12 December 2023 (Disposizioni in materia di obblighi informativi e statistici delle società veicolo coinvolte in operazioni di cartolarizzazione) under number 35190.8 and having as its sole corporate object the realisation of securitisation transactions under Italian law no. 130 of 30 April 1999 (the “Securitisation Law”) (the ”Issuer”);
(2)
ZENITH GLOBAL S.p.A., a joint stock company (società per azioni) incorporated under the laws of the Republic of Italy, with registered office at Corso Vittorio Emanuele II, 24/28, 20122 Milan, Italy, VAT number and registration with the Companies Register (registro delle imprese) of Milan Monza Brianza Lodi under no. 02200990980, VAT Number of the Arrow Group no. 11407600961 , and currently enrolled in the sole register (albo unico) of financial intermediaries (Intermediari Finanziari) held by the Bank of Italy pursuant to article 106 of Italian legislative decree no. 385 of 1 September 1993 (the “Consolidated Banking Act”) under no. 30 of such register, ABI code 32590, with share capital of Euro 2,000,000 fully paid-up, acting in its capacities as Servicer pursuant to the Servicing Agreement and Representative of the Noteholders pursuant to the Intercreditor Agreement (in such capacity, the “Servicer” and the “Representative of the Noteholders”);
(3)
NATUZZI S.p.A., a joint stock company (società per azioni) incorporated under the laws of the Republic of Italy, with registered office at Via Iazzitiello, 47, 70029, Santeramo in Colle (BA), Italy, VAT number and registration with the Companies Register (registro delle imprese) di Bari 03513760722, acting in its capacity of originator, sub-servicer, and as subscriber of the Class C Notes and the Class C-2 Notes pursuant to the Junior Notes Subscription Agreement (“Natuzzi” or, in such capacities, the “Sub-Servicer” or the “Class C and C-2 Notes Subscriber”);
(4)
ACCOUNTING PARTNERS S.p.A., a società per azioni incorporated under the laws of the Republic of Italy, having its registered office at Via Montebello 27, 20121, Milan, Italy, fiscal code and enrolment with the companies register of Turin number 09180200017, with an issued share capital of Euro 2,000 (“AP”), acting in its capacity as calculation agent and investors agent pursuant to the Cash Allocation, Management and Payments Agreement (in such capacity, the “Calculation Agent” and the “Investors Agent”);
(5)
DEUTSCHE BANK S.p.A., a bank incorporated and organised under the laws of the Republic of Italy, having its registered office at Piazza del Calendario 3, 20126, Milano, Italy, fiscal code, VAT number and number of enrolment with the Companies Registrar of Milan 01340740156, registered with the register (albo) held by the Bank of Italy pursuant to Article 13 of the Banking Act under No. as account bank, paying agent, cash manager and custodian pursuant to the Cash Allocation, Management and Payments Agreement (in such capacities, respectively, the “Account Bank”, the “Paying Agent”, the “Cash Manager” and the “Custodian”, and, together with the Servicer and AP, the “Agents”);
(6)
DUOMO FUNDING P.L.C., a public limited company incorporated under the laws of Ireland, the registered office of which is at Riverside One, Sir John Rogersons Quay, Dublin 2 Ireland, registered under number 394404 (“Duomo”), as subscriber of the Class A Notes and the Class B Notes pursuant to the Class A-B Notes Subscription Agreement (the “Class A and B Notes Subscriber”);
(7)
INTESA SANPAOLO S.p.A. a bank incorporated under the laws of Italy, having its registered office at Piazza San Carlo no. 156, Turin, Italy and secondary office in Milan, Largo Mattioli, 3, fiscal code and enrolment with the companies register of Turin under number 00799960158 and enrolled in the Albo delle Banche held by the Bank of Italy under number 5361, Capogruppo of the “Intesa Sanpaolo” Group, enrolled in the Albo dei Gruppi Bancari held by the Bank of Italy, as portfolio manager under the Portfolio Management Agreement (“ISP” or the “Portfolio Manager”);
(8)
ZEN FINANCE MANAGEMENT S.R.L., a company incorporated under the laws of Italy, having its registered office at Corso Vittorio Emanuele II, n. 24/28, Milan, fiscal code and enrolment with the companies register of Milan number 02508180987, as corporate servicer pursuant to the Corporate Services Agreement (the “Corporate Servicer”);

AND

(9)
SPECIAL PURPOSE ENTITY MANAGEMENT S.R.L., a company incorporated under the laws of Italy, having its registered office at Corso Vittorio Emanuele II, 24/28, 20122, Milan, fiscal code and enrolment with the companies register of Milan number 09262340962, as substitute quotaholder (“SPEM” or the “Quotaholder”).

All the parties listed above are collectively referred to hereinafter as the “Parties”.

WHEREAS

(A)
The Issuer is a company organised pursuant to the Securitisation Law, whose corporate object is the completion

2

of one or more securitisation transactions pursuant to article 3 of the Securitisation Law.

(B)
On the Issue Date, the Issuer has implemented a securitisation transaction through the issuance of up to Euro 30,500,000 Class A-1 Asset Backed Partly Paid Floating Rate Notes due 2028 (as increased on the 17 June 2016, the “Class A-1 Notes”); up to USD 50,000,000 Class A-2 Asset Backed Partly Paid Floating Rate Notes due 2028 (as increased on the 17 June 2016, the “Class A-2 Notes”); up to CAD 50,000,000 Class A-3 Asset Backed Partly Paid Floating Rate Notes due 2028 (as increased on the 17 June 2016, the “Class A-3 Notes”); up to GBP 50,000,000 Class A-4 Asset Backed Partly Paid Floating Rate Notes due 2028 (as increased on the 17 June 2016, the “Class A-4 Notes”); USD 3,500,000 Class B Asset Backed Floating Rate Notes due 2028 (the “Class B Notes” or the “Mezzanine Notes”); and Euro 1,500,000 Class C Asset Backed Variable Return Notes due 2028 (the “Old Class C Notes”) (the “Securitisation”).
(C)
In the context of the Securitisation, the Issuer has entered, inter alia, into the following Transaction Documents (which have been subsequently amended and supplemented) with the Parties:
(i)
a servicing agreement, pursuant to which the Servicer has agreed to administer, service and collect amounts in respect of the Portfolio on behalf of the Issuer. The Servicer is the soggetto incaricato della riscossione dei crediti ceduti pursuant to the Securitisation Law and is responsible for ensuring that such transactions comply with the provisions of article 2.3(c) and article 2.6 of the Securitisation Law (the “Servicing Agreement”);
(ii)
a sub-servicing agreement, pursuant to which the Servicer has appointed Natuzzi to act as Sub-Servicer, in order to administer and manage the collections and recoveries of the Receivables purchased under the Master Receivables Purchase Agreement, subject to, and in accordance with, the provisions of the Sub-Servicing Agreement and the Credit and Collection Policies, and the Issuer has accepted the mandate granted to the Sub-Servicer, which therefore acts also as agent of the Issuer (the “Sub-Servicing Agreement”);
(iii)
an intercreditor agreement, pursuant to which provision is made as to the order of application of Issuer Available Funds and the circumstances under which the Representative of the Noteholders will be entitled to exercise certain of the Issuer's rights in respect of the Portfolio and the Transaction Documents (the “Intercreditor Agreement”).
(D)
On the 25 July 2020, all the Class A Noteholders, the Class B Noteholders and the Old Class C Noteholders – being collectively the holders of 100% (one hundred per cent) respectively of the Class A Notes, the Class B Notes and the Old Class C Notes – have passed a written resolution pursuant to article 23 of the Rules of the Organisation of the Noteholders (as defined below), approving, inter alia, the following activities by the Issuer and the relevant amendments to the Transaction Documents of the Securitisation Transaction:
(i)
the renewal of the Revolving Period for further five years;
(ii)
the reduction of the “Portfolio Maximum Amount” from Euro 47,500,000.00 to Euro 40,000,000.00;
(iii)
the redemption in full of the Class B Notes and the Class C Notes as per the Interest Payment Date;
(iv)
the issuance by the Issuer of the EUR 12,000,000 Class C Asset Backed Partly Paid Variable Return Notes due 2028 (the “Class C Notes”) and the USD 14,000,000 Class C-2 Asset Backed Partly Paid Variable Return Notes due 2028 (the “Class C-2 Notes” and, together with the Class C Notes, the “Junior Notes” and together with the Class A Notes, the “Notes”) which have been subscribed by Natuzzi (in such capacity, the “Junior Notes Subscriber” and together with the Class A Noteholder, the “Noteholders”) pursuant to a Class C Notes and Class C-2 Notes subscription agreement (the “Junior Notes Subscription Agreement”);
(v)
the execution of, inter alia, (i) a new master receivables purchase agreement, as amended and supplemented from time to time (the “Master Receivables Purchase Agreement” or the “MRPA”); (ii) a renewal letter of the Servicing Agreement; (iii) an amendment agreement to the Sub-Servicing Agreement; and (iv) an amendment agreement to the Intercreditor Agreement and Conditions.
(E)
On the 24 July 2025, all the Class A Noteholders, the Class C Noteholders and the Class C–2 Noteholders – being collectively the holders of 100% (one hundred per cent) respectively of the Class A Notes, the Class C Notes and the Class C-2 Notes – have passed a written resolution pursuant to article 23 of the Rules of the Organisation of the Noteholders, approving, inter alia, the following amendments to the Transaction Documents of the Securitisation Transaction:
(i)
certain contractual amendments aimed at aligning all the Transaction Documents as the Securitisation has been qualified as a “securitisation” pursuant to article 2(1) of the Securitisation Regulation (the “Sec. Reg. Amendments”);
(ii)
the reduction of the “Portfolio Maximum Amount” from Euro 40,000,000.00 to Euro 18,000,000.00 and the extension of the “Final Date of the Revolving Period” from the Interest Payment Date falling in July 2025 (excluded) to the Interest Payment Date falling in December 2025 (included) (the “Portfolio Maximum Amount Adjustment and Revolving Period Extension”, and, together with the Sec. Reg. Amendments,

3

the “2025 Amendments”); and

(iii)
the execution of an amendment agreement to the Intercreditor Agreement and the Conditions, the Servicing Agreement, the Sub-Servicing Agreement, the Junior Notes Subscription Agreement and the MRPA to implement the 2025 Amendments.
(F)
Following the above-mentioned amendments, the Parties wish to:
(i)
amend the definitions of “Criteria” and “Eligible Debtors”, particularly with reference to articles 2.3.2 and

2.4.1 of the MRPA and the Sub-Servicing Agreement, and amend and/or add the relevant definitions therein;

(ii)
extend the “Final Date of the Revolving Period” from the Interest Payment Date falling in December 2025 (included) to the MRPA Payment Date falling in June 2026 (included);
(iii)
amend the definition of “Renewal Date” referred to in the MRPA and the Sub-Servicing Agreement from the Interest Payment Date falling in April and October to the MRPA Payment Date falling in March 2026;
(iv)
delete the definition of “Plafond Credito Eleggibile Non Assicurato Totale” from the MRPA and the Sub-Servicing Agreement;
(v)
amend the definition of “Plafond Credito Eleggibile Non Assicurato Individuale” referred to in the MRPA and the Sub-Servicing Agreement;
(vi)
effect certain contractual amendments aimed at aligning all the Transaction Documents to such circumstance

(collectively, the “Amendments”).

(G)
On the date hereof, the Noteholders, acting pursuant to the provisions of the Conditions and the rules of the organisation of the Noteholders attached to the Conditions as first exhibit (the “Rules” or the “Rules of the Organisation of the Noteholders”) has resolved to pass the written resolution pursuant to article 23 (Written Resolution) of the Rules, which took effect as it was an Extraordinary Resolution, in order to authorise the Amendments (the “Written Resolution”).
(H)
The Parties, instructed hereby by the Issuer to enter into this amendment agreement (the “Amendment Agreement” or the “Agreement”), in accordance to the Written Resolution, hereby agree and acknowledge intend to implement and effect the Amendments to, inter alia:
(i)
the Conditions;
(ii)
the Servicing Agreement;
(iii)
the Sub-Servicing Agreement; and
(iv)
the MRPA

(collectively, the “Affected Documents”).

IT IS AGREED AND DECLARED as follows:

1.
DEFINITIONS AND INTERPRETATION
1.1.
Capitalised terms used herein and not defined herein shall have the meaning ascribed to them in the in the Conditions (as attached to the Intercreditor Agreement) as amended and supplemented from time to time (including pursuant to this Agreement) and in the event of any inconsistency among such capitalised terms, this Agreement shall prevail.
2.
AMENDMENTS TO THE AFFECTED DOCUMENTS
2.1.
Amendments to the Terms and Conditions of the Notes
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following definition referred to article 2.1 shall be amended and restated by the following:

““Eligible Debtors” has the meaning ascribed to “Debitori Eleggibili” under clause 2.3 of the Master Receivables Purchase Agreement.

“Final Date of the Revolving Period” means the earlier of:

(a)
the MRPA Payment Date falling in June 2026 (included);
(b)
the date on which a Purchase Termination Notice or a Trigger Notice has been delivered to the Issuer;
(c)
the date on which the Issuer has notified to the Originator the end of the Revolving Period in accordance with the provisions of the Master Receivables Purchase Agreement; and
(d)
the date on which the Originator has notified to the Issuer the end of the Revolving Period in accordance with the provisions of the Master Receivables Purchase Agreement.”

4

(B)
Any reference in any Transaction Documents to the Terms and Conditions of the Notes shall be deemed to be to the Terms and Conditions as supplemented, amended and restated by this Agreement.
2.2.
Amendments to the Servicing Agreement
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that article 3.1 of the Servicing Agreement shall be amended and restated adding the following article 3.1.8:

3.1.8 “with exclusive reference to Eligible Debtors who meet the requirements set out in the definition of “Individual Uninsured Eligible Receivable Ceiling”, to verify, on each Cut-Off Date, the existence of a score assigned by the Insurance Company of between 1 (inclusive) and 5 (inclusive).”

(B)
Any reference in any Transaction Documents to the Servicing Agreement shall be deemed to be to the Servicing Agreement as supplemented, amended and restated by this Agreement.
2.3.
Amendments to the Sub-Servicing Agreement
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 2.3.2 of the Sub-Servicing Agreement shall be amended and restated by the following:
2.3.2
“Without prejudice to what is stated in Article 2.1.2 above, each Eligible Debtor included on the List of Debtors must satisfy all of the following requirements on the relevant Cut-Off Date or on such Collection Transfer Date:
(a)
be a resident of or have a base in Italy, in the European Union or in the following countries: United States, Canada, United Arab Emirates, China and Japan or any other country previously authorised by the Portfolio Manager;
(b)
be subject to Italian jurisdiction or the jurisdiction of the country of residence;
(c)
not be a subsidiary of Natuzzi within the meaning of Article 2359, paragraph 1, subparagraph 1, of the Italian Civil Code and not be a part of the Natuzzi Group, provided always that irrespective of any form of “control” or “link” that there may be, Natuzzi Trading (Shanghai) Co. shall be included on the Debtors List and shall be considered an Eligible Debtor;
(d)
not be a natural person (with the exception of sole proprietorships);
(e)
as far as the Assignor is aware, the relevant Debtor is not Insolvent and no Receivable held vis-à-vis that Debtor is classified as a Disputed Receivable solely within the meaning of points i) and iv) contained in the definition of Disputed Receivable;
(f)
not have delayed or interrupted the payment of Assigned Receivables referring to it in the face of:
i)
a dispute that has reached the court regarding a supply of Products regarding any aspect and based on reasonably sound grounds; or
ii)
an out-of-court dispute regarding a supply of Products, evidenced in writing, regarding any aspect and based on reasonably sound grounds and such dispute is not resolved by agreement within two months after the date it is notified;
iii)
any objection regarding a supply of Products that could jeopardise the existence and/or collectability of the relevant Receivable (including but not limited to any setoff objection), provided that such objection was made in writing and is not resolved by agreement within two months after the date it is notified;
(g)
the Commercial Agreement from which the relevant Receivable originates has not been terminated at the initiative of either party or has not otherwise expired; or, should this have occurred, the Receivable in question was lawfully created during the relevant contractual relationship;
(h)
not be a Defaulting Debtor;
(i)
be the beneficiary of an Insurance Ceiling.”
(B)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 2.4.1 shall be amended as follows:
2.4.1
“Without prejudice to the Eligibility Criteria set forth in Schedule 2, the Assignor shall select the Eligible Receivables to be offered for sale to the Assignee in accordance with this Agreement in such a way as to ensure that, on each Cut-Off Date or on each Collection Transfer Date (with regard to the assignment governed by Article 2.2.4 above), the portfolio comprising such Eligible Receivables satisfies all of the following criteria (the “Portfolio Criteria”):

5

(i)
The Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date or on such Collection Transfer Date and of the Eligible Receivables offered for assignment on the same Offer Date and, where applicable, on a Collection Transfer Date does not exceed the Portfolio Maximum Amount, in each case as calculated on the Cut-Off Date preceding the relevant Offer Date (with regard to the assignment governed by Article 2.2.1 above) or on the relevant Collection Transfer Date (with regard to the optional assignment governed by Article 2.2.4 above). It is understood that if the Portfolio Maximum Amount is exceeded and the Assignee (including through the Portfolio Manager) has not notified the Assignor of its intention to purchase Eligible Receivables over and above the Portfolio Maximum Amount, the Assignee (including through the Portfolio Manager) may choose, in relation to the relevant Offer Date or Collection Transfer Date, the Eligible Receivables to be excluded – and in relation to which the relevant Eligible Receivables shall not be assigned on the immediately following Offer Date or Collection Transfer Date – in accordance with the procedures set forth in Article 2.4.2 below, in order to adhere to the Portfolio Maximum Amount.
(ii)
With regard to certain Assigned Debtors indicated by the Assignee, the Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date or on such Collection Transfer Date, held vis-à-vis each Assigned Debtor (including Eligible Receivables to be offered for assignment on the Offer Date following the relevant Cut-Off Date or, with regard to the assignment governed by Article 2.2.4 above, on the relevant Collection Transfer Date) shall not exceed (a) the Agreed Ceiling set by the Assignee indicated in the Debtors List (as amended on occasion), as calculated on the Cut-Off Date preceding the relevant Offer Date (with regard to the obligatory assignment governed by Article 2.2.1 above) and (b) the relevant Individual Uninsured Eligible Receivable Ceiling. It is understood that if the Agreed Ceiling of an Eligible Debtor and/or its Individual Uninsured Eligible Receivable Ceiling is exceeded and the Assignee has not notified the Assignor of its intention to purchase Eligible Receivables related to that debtor above the agreed limits, the Receivables held vis-à-vis that Eligible Debtor exceeding those limits shall not be assigned on the immediately following Offer Date or Collection Transfer Date. It is understood that the Assignee may update the Agreed Ceiling and/or Individual Uninsured Eligible Receivable Ceiling for each Assigned Debtor on a monthly basis, promptly notifying the Assignor of any such modification.
(iii)
On each Cut-off Date, the sum of the Outstanding Amount of the (i) Uninsured Eligible Receivables (excluding those vis-à-vis Natuzzi Trading (Shanghai) Co.) as of such Cut-Off Date or as of such Collection Transfer Date and the Uninsured Eligible Receivables offered for assignment on the subsequent Offer Date and, where applicable, on a Collection Transfer Date; and (ii) the Assigned Receivables vis-à-vis Natuzzi Trading (Shanghai) Co. existing on such Cut-Off Date or such Collection Transfer Date, including Eligible Receivables vis-a-vis Natuzzi Trading (Shanghai) Co. offered for assignment on the subsequent Offer Date and, where applicable, on a Collection Transfer Date, does not exceed EUR 4,000,000.00 (four million euros and zero cents).
(iv)
The Outstanding Amount of the Assigned Receivables (excluding Natuzzi Trading (Shanghai) Co. from this calculation) of the top 5 Debtors shall not exceed 25% of the Portfolio Maximum Amount.”
(C)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following definitions referred to schedule 6 (Allegato 6) shall be amended as follows:

““Maturity Date” means the date on which the Revolving Period is due to end, and that date shall be the earlier of the following dates:

(a)
the Payment Date falling in June 2026 (inclusive); or
(b)
the Payment Date immediately following the date of delivery of a Notice of Termination/Withdrawal;
(c)
the Report Date following the Renewal Date on which one of the Parties has sent a notice of withdrawal pursuant to Article 20.2.

“Defaulting Debtor” means any Eligible Debtor with an Outstanding Amount that has been overdue for more than 150 days.

6

“Individual Uninsured Eligible Receivable Ceiling” means, in relation to each Eligible Debtor (other than Natuzzi Trading (Shanghai) Co., to which that ceiling shall not be applied), with a score assigned by the Insurance Company of between 1 (inclusive) and 5 (inclusive), the maximum amount of Uninsured Eligible Receivables that the Assignee may purchase from the Assignor and that may not exceed EUR 250,000.00 (two hundred and fifty thousand euros and zero cents) or the equivalent amount in another Eligible Currency.

“Renewal Date” means the Payment Date falling in March 2026 or other date that may be agreed upon by the Parties.

(D)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following definition referred to schedule 6 (Allegato 6) shall be deleted:

“Total Uninsured Eligible Receivables Ceiling” means the maximum amount of the Uninsured Eligible Receivables (other than those held vis-à-vis Natuzzi Trading (Shanghai) Co.) that the Assignee may purchase from the Assignor and that may not exceed EUR 1,000,000.00 (one million euros and zero cents) or an equivalent amount in another Eligible Currency.”

(E)
Any reference in any Transaction Documents to the Sub-Servicing Agreement shall be deemed to be to the Sub-Servicing Agreement as supplemented, amended and restated by this Agreement.
2.4.
Amendments to the MRPA
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 2.3.2 shall be amended and restated as follows:
2.3.2
“Without prejudice to what is stated in Article 2.1.2 above, each Eligible Debtor included on the List of Debtors must satisfy all of the following requirements on the relevant Cut-Off Date or on such Collection Transfer Date:
(a)
be a resident of or have a base in Italy, in the European Union or in the following countries: United States, Canada, United Arab Emirates, China and Japan or any other country previously authorised by the Portfolio Manager;
(b)
be subject to Italian jurisdiction or the jurisdiction of the country of residence;
(c)
not be a subsidiary of Natuzzi within the meaning of Article 2359, paragraph 1, subparagraph 1, of the Italian Civil Code and not be a part of the Natuzzi Group, provided always that irrespective of any form of “control” or “link” that there may be, Natuzzi Trading (Shanghai) Co. shall be included on the Debtors List and shall be considered an Eligible Debtor;
(d)
not be a natural person (with the exception of sole proprietorships);
(e)
as far as the Assignor is aware, the relevant Debtor is not Insolvent and no Receivable held vis-à-vis that Debtor is classified as a Disputed Receivable solely within the meaning of points i) and iv) contained in the definition of Disputed Receivable;
(f)
not have delayed or interrupted the payment of Assigned Receivables referring to it in the face of:
i)
a dispute that has reached the court regarding a supply of Products regarding any aspect and based on reasonably sound grounds; or
ii)
an out-of-court dispute regarding a supply of Products, evidenced in writing, regarding any aspect and based on reasonably sound grounds and such dispute is not resolved by agreement within two months after the date it is notified;
iii)
any objection regarding a supply of Products that could jeopardise the existence and/or collectability of the relevant Receivable (including but not limited to any setoff objection), provided that such objection was made in writing and is not resolved by agreement within two months after the date it is notified;
(g)
the Commercial Agreement from which the relevant Receivable originates has not been terminated at the initiative of either party or has not otherwise expired; or, should this have occurred, the Receivable in question was lawfully created during the relevant contractual relationship;
(h)
not be a Defaulting Debtor;
(i)
be the beneficiary of an Insurance Ceiling.”
(A)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following article 2.4.1 shall be amended as follows:
2.4.1
“Without prejudice to the Eligibility Criteria set forth in Schedule 2, the Assignor shall select the Eligible Receivables to be offered for sale to the Assignee in accordance with this Agreement in such a way as to ensure that, on each Cut-Off Date or on each Collection Transfer Date

7

(with regard to the assignment governed by Article 2.2.4 above), the portfolio comprising such Eligible Receivables satisfies all of the following criteria (the “Portfolio Criteria”):
(i)
The Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date or on such Collection Transfer Date and of the Eligible Receivables offered for assignment on the same Offer Date and, where applicable, on a Collection Transfer Date does not exceed the Portfolio Maximum Amount, in each case as calculated on the Cut-Off Date preceding the relevant Offer Date (with regard to the assignment governed by Article 2.2.1 above) or on the relevant Collection Transfer Date (with regard to the optional assignment governed by Article 2.2.4 above). It is understood that if the Portfolio Maximum Amount is exceeded and the Assignee (including through the Portfolio Manager) has not notified the Assignor of its intention to purchase Eligible Receivables over and above the Portfolio Maximum Amount, the Assignee (including through the Portfolio Manager) may choose, in relation to the relevant Offer Date or Collection Transfer Date, the Eligible Receivables to be excluded – and in relation to which the relevant Eligible Receivables shall not be assigned on the immediately following Offer Date or Collection Transfer Date – in accordance with the procedures set forth in Article 2.4.2 below, in order to adhere to the Portfolio Maximum Amount.
(ii)
With regard to certain Assigned Debtors indicated by the Assignee, the Outstanding Amount of all Assigned Receivables existing on such Cut-Off Date or on such Collection Transfer Date, held vis-à-vis each Assigned Debtor (including Eligible Receivables to be offered for assignment on the Offer Date following the relevant Cut-Off Date or, with regard to the assignment governed by Article 2.2.4 above, on the relevant Collection Transfer Date) shall not exceed (a) the Agreed Ceiling set by the Assignee indicated in the Debtors List (as amended on occasion), as calculated on the Cut-Off Date preceding the relevant Offer Date (with regard to the obligatory assignment governed by Article 2.2.1 above) and (b) the relevant Individual Uninsured Eligible Receivable Ceiling. It is understood that if the Agreed Ceiling of an Eligible Debtor and/or its Individual Uninsured Eligible Receivable Ceiling is exceeded and the Assignee has not notified the Assignor of its intention to purchase Eligible Receivables related to that debtor above the agreed limits, the Receivables held vis-à-vis that Eligible Debtor exceeding those limits shall not be assigned on the immediately following Offer Date or Collection Transfer Date. It is understood that the Assignee may update the Agreed Ceiling and/or Individual Uninsured Eligible Receivable Ceiling for each Assigned Debtor on a monthly basis, promptly notifying the Assignor of any such modification.
(iii)
On each Cut-off Date, the sum of the Outstanding Amount of the (i) Uninsured Eligible Receivables (excluding those vis-à-vis Natuzzi Trading (Shanghai) Co.) as of such Cut-Off Date or as of such Collection Transfer Date and the Uninsured Eligible Receivables offered for assignment on the subsequent Offer Date and, where applicable, on a Collection Transfer Date; and (ii) the Assigned Receivables vis-à-vis Natuzzi Trading (Shanghai) Co. existing on such Cut-Off Date or such Collection Transfer Date, including Eligible Receivables vis-a-vis Natuzzi Trading (Shanghai) Co. offered for assignment on the subsequent Offer Date and, where applicable, on a Collection Transfer Date, does not exceed EUR 4,000,000.00 (four million euros and zero cents).
(iv)
The Outstanding Amount of the Assigned Receivables (excluding Natuzzi Trading (Shanghai) Co. from this calculation) of the top 5 Debtors shall not exceed 25% of the Portfolio Maximum Amount.”
(B)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following definitions referred to schedule 1 (Allegato 1 - Definizioni e interpretazione) shall be amended as follows:

““Maturity Date” means the date on which the Revolving Period is due to end, and that date shall be the earlier of the following dates:

(a)
the Payment Date falling in June 2026 (inclusive); or
(b)
the Payment Date immediately following the date of delivery of a Notice of Termination/Withdrawal;
(c)
the Report Date following the Renewal Date on which one of the Parties has sent a notice of withdrawal pursuant to Article 20.2.

8

“Defaulting Debtor” means any Eligible Debtor with an Outstanding Amount that has been overdue for more than 150 days.

“Individual Uninsured Eligible Receivable Ceiling” means, in relation to each Eligible Debtor (other than Natuzzi Trading (Shanghai) Co., to which that ceiling shall not be applied), with a score assigned by the Insurance Company of between 1 (inclusive) and 5 (inclusive), the maximum amount of Uninsured Eligible Receivables that the Assignee may purchase from the Assignor and that may not exceed EUR 250,000.00 (two hundred and fifty thousand euros and zero cents) or the equivalent amount in another Eligible Currency.

“Renewal Date” means the Payment Date falling in March 2026 or other date that may be agreed upon by the Parties.”

(C)
With effect from the date of execution of this Agreement, each of the Parties hereby acknowledges and agrees that the following definition referred to schedule 6 (Allegato 6) shall be deleted:

“Total Uninsured Eligible Receivables Ceiling” means the maximum amount of the Uninsured Eligible Receivables (other than those held vis-à-vis Natuzzi Trading (Shanghai) Co.) that the Assignee may purchase from the Assignor and that may not exceed EUR 1,000,000.00 (one million euros and zero cents) or an equivalent amount in another Eligible Currency.”

(D)
Any reference in any Transaction Documents to the MRPA shall be deemed to be to the MRPA as supplemented, amended and restated by this Agreement.
5.
MISCELLANEA
5.1.
This Agreement is supplemental to and shall be read as one with the Affected Documents, and all the provisions of the relevant transaction documents not amended by this Agreement shall continue in full force and effect and be binding on the Parties thereto.
5.2.
Each of the Affected Documents, amended by this Agreement, and the applicable parts of this Agreement shall be read and construed as a single document, and without limitation to the foregoing, all references in this Agreement and/or in any Transaction Documents to the relevant Affected Documents shall be read and construed as references to the Affected Documents as amended by this Agreement.
5.3.
The Parties agree that any modification to the Affected Documents referred to in this Agreement shall not constitute a novation of the Affected Documents or of any obligations arising therefrom.
5.4.
If any inconsistency arises between the provisions of this Agreement and the provisions of the Affected Documents, the provisions of this Agreement shall at all times prevail.
5.5.
Each of the Parties executes this Agreement in order to (i) agree the amendments to the Affected Documents amended by means of this Agreement to which it is a party and (ii) acknowledge the amendments to the Affected Documents amended by means of this Agreement.
6.
COMMUNICATIONS

Unless otherwise stated herein, each notice, request, demand or other communication to be made under this Agreement shall be made in writing by letter to the parties as set out in and in accordance with the Intercreditor Agreement.

7.
GOVERNING LAW AND JURISDICTION
7.1.
Governing law

This Agreement and any non-contractual obligations arising out of or in connection with this Agreement are governed by and shall be construed in accordance with Italian law.

7.2.
Jurisdiction

In the event of any disputes arising out of or in connection with this Agreement (including all non-contractual obligations arising out or in connection with this Agreement), the Parties agree to submit to the exclusive jurisdiction of the Courts of Milan, Italy.

9

* * * * *

If you agree that the terms set out above correctly reflect our agreement, please transcribe the text of this proposal on your letter and send such letter duly signed in acceptance.

Yours faithfully,

Digitally signed

Date: 14/01/2026

MUTTLEY S.R.L.

10